EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 1996 incorporated by reference in Freeport-McMoRan Copper & Gold Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                       /s/ Arthur Andersen LLP
                                       ______________________________
                                       Arthur Andersen LLP

New Orleans, Louisiana

April 19, 1996